Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of December 7, 2018 (this “Amendment”), to the Credit Agreement, dated as of November 7, 2018 (as amended, restated, supplemented or otherwise modified prior to the date hereof), among Intermex Wire Transfer, LLC, a Florida limited liability company (the “Revolver Borrower”), Intermex Holdings, Inc. (the “Term Borrower”), International Money Express, Inc., a Delaware corporation (“Holdings”), International Money Express Sub 2, LLC, a Delaware limited liability company (“Intermediate Holdings”), each Guarantor from time to time party thereto, KeyBank National Association, as Administrative Agent and L/C Issuer and each lender from time to time party thereto (the “Credit Agreement”).

W I T N E S S E T H:

WHEREAS, the Borrowers have requested that the Required Lenders amend certain provisions of the Credit Agreement with respect to the Interest Periods applicable to Eurodollar Rate Loans, as set forth more fully in this Amendment; and

WHEREAS, the Required Lenders and the Revolving Credit Lenders have agreed to such amendments to the Credit Agreement, subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Defined Terms

Section 1.1.          Defined Terms.  Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.

ARTICLE II

Amendments

Subject to the occurrence of the Amendment No. 1 Effective Date:

(a)          Section 1.01 of the Credit Agreement is amended by adding the following definition in the appropriate alphabetical order:

“Overnight LIBOR Loan” has the meaning specified in the definition of “Interest Period”.

(b)          The definition of “Eurodollar Rate” in Section 1.01 of the Credit Agreement is amended by inserting the phrase “; provided, further, that the Eurodollar Rate applicable to an Overnight LIBOR Loan shall be the same as the Eurodollar Rate applicable to a Eurodollar Rate Loan with an Interest Period of one month” before the period at the end thereof.

(c)          The definition of “Interest Payment Date” in Section 1.01 of the Credit Agreement is amended by inserting the phrase “(other than an Overnight LIBOR Loan)” immediately after the first instance of “Eurodollar Rate Loan” in clause (a) thereof and the phrase “or any Overnight LIBOR Loan” immediately after the phrase “Base Rate Loan” in clause (b) thereof.

(d)          The definition of “Interest Period” in Section 1.01 of the Credit Agreement is amended by inserting the phrase “(a) solely in the case of Revolving Credit Loans, one Business Day thereafter (each Eurodollar Rate Loan with such an Interest Period, an “Overnight LIBOR Loan”) or (b)” immediately after “and ending on the date”.

(e)          Clauses (i) and (ii) of the definition of “Interest Period” in Section 1.01 of the Credit Agreement are amended by inserting the phrase “(other than an Overnight LIBOR Loan)” after the first instance of “Eurodollar Rate Loan” in each.

(f)          Section 2.02(a) of the Credit Agreement is amended to insert the phrase “(other than an Overnight LIBOR Loan)” immediately following “(i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans” and the phrase “or Overnight LIBOR Loans” immediately following “(ii) on the requested date of any Borrowing of Base Rate Loans”.

(g)          Section 2.02(c) of the Credit Agreement is amended to add the following sentence at the end of such section: “Notwithstanding anything to the contrary set forth herein, unless repaid, converted into a Base Rate Loan or continued into a different Interest Period in accordance with this Section 2.02, each Overnight LIBOR Loan shall be automatically continued as an Overnight LIBOR Loan without notification or other action by either Borrower or the Administrative Agent.”

(h)          Section 2.04(a) of the Credit Agreement is amended to insert the phrase “(other than an Overnight LIBOR Loan)” immediately following “(1) three Business Days prior to any date of prepayment of Eurodollar Rate Loans” and the phrase “or Overnight LIBOR Loans” immediately following “(2) on the date of prepayment of Base Rate Loans”.

(i)          The first sentence of Section 2.11(b) of the Credit Agreement is amended to insert the phrase “(other than an Overnight LIBOR Loan)” immediately following “prior to the proposed date of any Borrowing of Eurodollar Rate Loans” and the phrase “or Overnight LIBOR Loans” immediately following “or, in the case of any Borrowing of Base Rate Loans”.

ARTICLE III

Conditions to Effectiveness

This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which:

(a)          The Administrative Agent shall have received counterparts of this Amendment signed by the Loan Parties and the Lenders constituting the Required Lenders and the Revolving Credit Lenders.

(b)          The representations and warranties contained in Article IV hereof shall be true and correct as of the date hereof.

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(c)          At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or shall result from this Amendment.

(d)          The Administrative Agent shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, in each case, to the extent invoiced at least one Business Day prior to the Amendment No. 1 Effective Date, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

ARTICLE IV

Representation and Warranties

After giving effect to the amendments contained herein, on the Amendment No. 1 Effective Date each Loan Party hereby confirms that:  (a) this Amendment has been duly authorized, executed and delivered by each Loan Party party hereto and constitutes the legal, valid and binding obligations of each such Loan Party enforceable against it in accordance with its terms, except as such enforceability may be limited by debtor relief laws and by general principles of equity; (b) the representations and warranties of the Borrowers and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date and the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement; and (c) no Default or Event of Default has occurred and is continuing.

ARTICLE V

Miscellaneous

Section 5.1.          Continuing Effect; No Other Amendments or Waivers.  This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Loan Parties that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein.  Except as otherwise amended hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 5.2.          Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Article III, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

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Section 5.3.          GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 5.4.          Reaffirmation.  Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents.  The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 1 Effective Date.

Section 5.5.          Effect of Amendment.  On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

[signature pages follow]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers, as of the date first above written.

INTERMEX WIRE TRANSFER, LLC,
as the Revolver Borrower

By:	/s/ Tony Lauro II
Name: Tony Lauro II
Title: Chief Financial Officer

INTERMEX HOLDINGS, INC.,
as the Term Borrower

By:	/s/ Tony Lauro II
Name: Tony Lauro II
Title: Chief Financial Officer

INTERNATIONAL MONEY EXPRESS, INC.
as Holdings

By:	/s/ Tony Lauro II
Name: Tony Lauro II
Title: Chief Financial Officer

INTERNATIONAL MONEY EXPRESS SUB 2, LLC
as a Guarantor

By:	/s/ Tony Lauro II
Name: Tony Lauro II
Title: Chief Financial Officer

INTERMEX WIRE TRANSFER CORP.
as a Guarantor

By:	/s/ Tony Lauro II
Name: Tony Lauro II
Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

INTERMEX WIRE TRANSFER II, LLC
as a Guarantor

By:	/s/ Tony Lauro II
Name: Tony Lauro II
Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ David A. Wild
Name: David A. Wild
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION,
as Lender

By:	/s/ David A. Wild
Name: David A. Wild
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

BMO Harris Bank, N.A.,
as a Lender

By:	/s/ Andrew Berryman
Name: Andrew Berryman
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

Cadence Bank, N.A.,
as a Lender

By:	/s/ Priya Iyer
Name: Priya Iyer
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

Regions Bank,
as a Lender

By:	/s/ Jason Douglas
Name: Jason Douglas
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

BOKF, NA dba Bank of Oklahoma,
as a Lender

By:	/s/ Paul E. Johnson
Name: Paul E. Johnson
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]